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                            THERMOVIEW INDUSTRIES, INC.

                               1999 STOCK OPTION PLAN

                                     Section 1.

                               BACKGROUND AND PURPOSE

          The purpose of this Plan is to promote the interest of ThermoView through grants to Key Employees and Directors of Options to purchase Stock in order (1) to attract Key Employees and Directors, (2) to provide an additional incentive to each Key Employee and Director to work to increase the value of Stock, and (3) to provide each Key Employee and Director with a stake in the future of ThermoView which corresponds to the stake of each of ThermoView's stockholders.

                                     Section 2.

                                    DEFINITIONS

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1. BOARD -- means the board of directors of ThermoView.

     2.2. CHANGE IN CONTROL -- means (1) the individuals who, as of the date this Plan is effective, constitute the Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date this Plan is effective whose election or nomination for election by ThermoView's shareholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual were a member of the Board as of the date this Plan is effective, or (2) the acquisition, directly or indirectly, of legal or beneficial ownership of or the power to vote more than 25% of the outstanding Stock by any person or by two or more persons


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acting together, except an acquisition from ThermoView or by ThermoView,
ThermoView's management or an ThermoView sponsored employee benefit plan, where (3) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (4) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded for purposes of this definition.

     2.3. CODE -- means the Internal Revenue Code of 1986, as amended.

     2.4. COMMITTEE -- means the committee appointed by the Board to administer this Plan which at all times shall consist of two or more members of the Board. At such time as ThermoView becomes subject to the reporting requirements under Section 16(b) of the Exchange Act, each member of the Committee shall be a "Non-employee Director," as defined under Rule 16b-3.

     2.5. DIRECTOR -- means any member of the Board who is not an employee of ThermoView or a Subsidiary or any affiliate of ThermoView and who is designated in writing by the Board as eligible to receive an Option under this Plan.

     2.6. EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended.

     2.7. FAIR MARKET VALUE -- means (1) the closing price on any date for a share of Stock as reported by THE WALL STREET JOURNAL under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if THE WALL STREET JOURNAL no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported or so quoted in


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accordance with Section 2.5(l) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee, acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.8. INSIDER -- means any individual who is subject to Section 16(a) of the Exchange Act.

     2.9. ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

     2.10. KEY EMPLOYEE -- means a full time employee of ThermoView or any Subsidiary or any affiliate of ThermoView designated by the Committee who, in the judgment of the Committee, acting in its absolute discretion, is key, directly or indirectly, to the success of ThermoView.

     2.11. NQO-- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

     2.12.     OPTION -- means an ISO or a NQO.

     2.13. OPTION CERTIFICATE -- means the written certificate which sets forth the terms of an Option granted to a Key Employee or Director under
Section 7 of this Plan.

     2.14. OPTION PRICE -- means the price which shall be paid to purchase one share of Stock upon the exercise of an option granted under this Plan.

     2.15. PARENT CORPORATION -- means any corporation which is a parent of ThermoView within the meaning of Section 424(e) of the Code.


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     2.16.     PLAN -- means this ThermoView Industries, Inc. 1999 Stock
Option Plan, as amended from time to time.

     2.17.     RULE 16b-3 -- means Rule 16b-3 as promulgated pursuant to
Section 16(b) of the Exchange Act or any successor to such rule.

     2.18.     STOCK -- means $.001 par value common stock of ThermoView.

     2.19. SUBSIDIARY -- means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of ThermoView.

     2.20.     SURRENDERED SHARES -- means the shares of Stock described in
Section 11 which (in lieu of being purchased) are surrendered for cash or Stock, or for a combination of cash and Stock, in accordance with Section 11.

     2.21. TEN PERCENT SHAREHOLDER -- means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either ThermoView, a Subsidiary or a Parent Corporation.

     2.22. THERMOVIEW -- means ThermoView Industries, Inc., a Delaware corporation, and any successor to such corporation.


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                                     Section 3.

                             SHARES RESERVED UNDER PLAN

     There shall be 2,500,000 shares of Stock reserved for use under this Plan; provided, however, that any shares of Stock reserved for issuance but not granted under the ThermoView Industries, Inc. 1998 Employee Stock Option Plan as of the close of business on January 1, 1999 shall be available for use under this Plan and shall be counted toward the total 2,500,000 shares of Stock reserved for use under this Plan. All such shares of Stock shall be reserved to the extent that ThermoView deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by ThermoView. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain unissued after the surrender of an Option under Section 11 and any shares of Stock used to satisfy the Option Price or a withholding obligation under Section 17.3 shall not again become available for use under this Plan.

                                     Section 4.

                                   EFFECTIVE DATE

     The effective date of this Plan shall be January 1, 1999, provided the Board has adopted the Plan as of such date and provided the shareholders of ThermoView (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date and such approval satisfies the requirements for shareholder approval under Rule 16b-3. If any Options are granted under this Plan before the date of such shareholder approval, such Options automatically shall be granted subject to such approval.


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                                     Section 5.

                                     COMMITTEE

     This Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee.
Vacancies on the Committee shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it shall determine. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 14, Section 15 and Section 16 of this Plan and, if applicable, Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on ThermoView, on each affected Key Employee, on each affected Director and on each other person directly or indirectly affected by such action.

                                     Section 6.

                                    ELIGIBILITY

     Eligibility for the grant of NQOs shall be limited to Key Employees and Directors. Eligibility for the grant of ISOs shall be limited to Key Employees who are employed by ThermoView or a Parent Corporation or a Subsidiary.

                                     Section 7.

                                      OPTIONS

     7.1. COMMITTEE ACTION. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price; provided, however, that no grants of ISOs shall be made to Key Employees who are not employed by ThermoView or a


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Parent Corporation or a Subsidiary.  Each grant of an Option to a Key
Employee or Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a NQO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

     7.2. $100,000 LIMIT. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as NQOs. The Fair Market Value of Stock subject to any other option (determined as the date such option was granted) which (1) satisfies the requirements of Section 422 of the Code and (2) is granted to a Key Employee under a plan maintained by ThermoView, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. The Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code.

                                     Section 8.

                                    OPTION PRICE

     The Option Price for each share of Stock subject to an ISO which is granted to a Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to an NQO which is granted to a Key Employee or


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Director may (in the absolute discretion of the Committee) be more or less than or equal to the Fair Market Value of a share of Stock on the date the NQO is granted; however, that in no event shall the Option Price be less than adequate consideration as determined by the Committee. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock acceptable to the Committee, or in any combination of cash, check and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate. Any payment made in Stock shall be made either by tendering shares of Stock held by the Key Employee or Director or, to the extent allowed by the Committee, in its sole discretion, by having ThermoView withhold Stock (that otherwise would be transferred to the Key Employee or Director upon the exercise of such Option).

                                     Section 9.

                                  EXERCISE PERIOD

     Each Option granted under this Plan to a Key Employee or Director shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Key Employee or Director exercisable after the earlier of

          (1)  the date such Option is exercised in full;

          (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or


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          (3)  the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) an NQO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability. Also, an Option Certificate may provide for the exercise of an Option after a Director has ceased to serve as such (or has ceased to serve in the same capacity on the Board as when the Option was granted) for any reason whatsoever, including death or disability.

                                    Section 10.

                                 NONTRANSFERABILITY

     Neither an Option granted under this Plan nor any related surrender rights under Section 11 shall be transferable by a Key Employee or Director other than by will or by the laws of descent and distribution, and any such Option and any such surrender rights shall be exercisable during the lifetime of a Key Employee or Director only by such Key Employee or Director. The person or persons to whom an Option or any related surrender rights is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee or Director under this Plan.

                                     Section 11.

                                 SURRENDER OF OPTIONS

     11.1. GENERAL RULE. The Committee acting in its absolute discretion may incorporate a provision in an Option Certificate to allow a Key Employee or Director to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that


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          (1)  the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock, and

          (2)  the Option to purchase such Stock is otherwise exercisable.

     11.2. PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Option Certificate to the Committee (or to its delegate) together with a statement signed by the Key Employee or Director which specifies the number of shares of Stock as to which the Key Employee or Director surrenders his or her Option and (at the Key Employee's or Director's option) how he or she desires payment be made for such Surrendered Shares.

     11.3. PAYMENT. A Key Employee or Director in exchange for his or her Surrendered Shares shall (to the extent consistent with the exemption under Rule 16b-3, if applicable) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Committee acting in its absolute discretion shall determine the form and timing of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Key Employee or Director and delivered to the Committee (or to its delegate) and (2) to forfeit a Key Employee's or Director's right to payment of cash in lieu of a fractional share of stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 11 to come within the exemption under Rule 16b-3.

     11.4. RESTRICTIONS. At such time as ThermoView becomes subject to the reporting requirements under Section 16(b) of the Exchange Act, any Option Certificate which incorporates a provision to allow a Key Employee or Director to surrender his or her Option in


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whole or in part also shall incorporate such additional restrictions, if any, as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

                                    Section 12.

                              SECURITIES REGISTRATION

     Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the surrender or exercise of an Option, the Key Employee or Director shall, if so requested by ThermoView, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by ThermoView, shall deliver to ThermoView a written statement satisfactory to ThermoView to that effect. ThermoView shall not have any obligation to take any action to register the Plan or the issuance of Stock pursuant to this Plan under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws. Each Option Certificate also shall provide that, if so requested by ThermoView, the Key Employee or Director shall make a written representation to ThermoView that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended, and the applicable state securities laws, or unless he or she shall furnish to ThermoView an opinion, in form and substance satisfactory to ThermoView, of legal counsel acceptable to ThermoView, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option under this Plan may at the discretion of ThermoView bear a legend to the effect that such Stock has not been registered under the Securities Act of 1933, as amended, or any applicable state securities law, and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under such act and any applicable state securities law or an opinion, in form and substance


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satisfactory to ThermoView, of legal counsel acceptable to ThermoView, that such registration is not required.

                                    Section 13.

                                    LIFE OF PLAN

     No Option shall be granted under this Plan on or after the earlier of

     (1) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

     (2) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the surrender or exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    Section 14.

                                     ADJUSTMENT

     The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, and the number, kind or class (or any combination thereof) of shares of Stock subject to Options granted under this Plan and the Option Price of such options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of ThermoView, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, and the number, kind or class (or any combination thereof) of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Option grants in order to take into account on an equitable basis the effect of


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such transaction.  If any adjustment under this Section 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 14 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 16(1)(a) of this Plan.

                                    Section 15.

                  SALE OR MERGER OF THERMOVIEW; CHANGE IN CONTROL

     15.1. SALE OR MERGER. If ThermoView agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan in accordance with Section 14 on a basis that is fair and equitable to holders of such Options as determined by the Board, each Option granted to a Key Employee or Director at the direction and discretion of the Board (a) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be cancelled unilaterally by ThermoView
(i) in exchange for (A) a transfer to such Key Employee or Director of the number of whole shares of Stock, if any, which he or she would have received if he or she had the right to surrender his or her outstanding Option in full under Section 11 of this Plan and he or she exercised that right on the date set by the Board exclusively for Stock or (B) the right to exercise his or her outstanding Option in full on any date before the date as of which the Board unilaterally cancels such Option in full or, if the exchange described in this Section 15.1(i) would result in a violation of Section 16 of the


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Exchange Act for a Key Employee or Director, (ii) may be cancelled unilaterally by ThermoView after advance written notice to such Key Employee or Director or (b) may be cancelled unilaterally by ThermoView if the Option Price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Board. The Board may exercise its discretion to vest an Option in full upon a transaction described in this Section 15.1 either at the time the Option is granted (by including such vesting provision in the Option Certificate given to the affected Key Employee or Director) or at the time such transaction occurs.

     15.2. CHANGE IN CONTROL. If there is a Change in Control of ThermoView or a tender or exchange offer is made for Stock other than by ThermoView, the Board thereafter shall have the right to take such action with respect to any unexercised Options granted to Key Employees or Directors, or all such Options, as the Board deems appropriate under the circumstances to protect the interest of ThermoView in maintaining the integrity of such grants under this Plan, including following the procedure set forth in Section 15.1 for a sale or merger of ThermoView with respect to such Options. At the time an Option is granted, the Board may, in its discretion, provide for full vesting of such Option upon a transaction described in this Section 15.2 by including such a provision in the Option Certificate given to the affected Key Employee or Director. The Board shall have the right to take different action under this Section 15.2 with respect to different Key Employees, different Directors or different groups of Key Employees, as the Board deems appropriate under the circumstances. The Board shall have the right to take different action under this Section 15.2 with respect to Key Employees on the one hand and Directors on the other hand and/or with respect to different Directors or different groups of Directors, as the Board deems appropriate under the circumstances.


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                                    Section 16.

                              AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of ThermoView required under Section 422 of the Code (a) to increase the number of shares of stock reserved under Section 3, or (b) to change the class of employees eligible for Options grants under Section 6. Any amendment which specifically applies to NQOs shall not require shareholder approval unless such approval is necessary to comply with Section 16 of the Exchange Act.
The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of ThermoView or a transaction described in Section 14 or Section 15 of this Plan.

                                    Section 17.

                                   MISCELLANEOUS

     17.1. SHAREHOLDER RIGHTS. No Key Employee or Director shall have any rights as a shareholder of ThermoView as a result of the grant of an Option under this Plan or his or her exercise or surrender of such Option pending the actual delivery of the Stock subject to such Option to such Key Employee or Director.

     17.2. NO CONTRACT OF EMPLOYMENT OR RIGHT TO SERVICE. The grant of an Option to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights


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upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate, which evidences his or her Option.

     17.3. WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute a Key Employee's or Director's full and complete consent to whatever action the Board or the Committee, as applicable, deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Board or the Committee, as applicable, in its discretion deems applicable to such exercise or surrender. The Board or the Committee, as applicable, also shall have the right to provide in an Option Certificate that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan, and if the Key Employee or Director is subject to the reporting requirements under
Section 16 of the Exchange Act, any such election shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

     17.4. CONSTRUCTION. This Plan shall be construed under the laws of the State of Delaware.

     17.5. OTHER CONDITIONS. Each Option Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by ThermoView, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or provides for the repurchase of such Stock by ThermoView under certain circumstances.


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     IN WITNESS WHEREOF, ThermoView, Inc. has caused its duly authorized officer to execute this Plan this 16th day of December, 1998 to evidence its adoption of this Plan.

                                            THERMOVIEW INDUSTRIES, INC.



                                            By:       /s/ Nelson E. Clemmens
                                                  ---------------------------

                                            Title:    President
                                                  ---------------------------


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